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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                     --------------------------------------


Date of Report (Date of earliest event reported): June 1, 1999


                                IMMUNOGEN, INC.
             (Exact name of registrant as specified in its Charter)


     Massachusetts                  0-17999                       04-2726691
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(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation             File Number)               Identification No.)


              333 Providence Highway, Norwood, Massachusetts 02062 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 769-4242






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ITEM 5.           OTHER EVENTS

On June 1, 1999, ImmunoGen, Inc. (the "Company") announced that it has received a $2.0 million milestone payment from SmithKline Beecham Plc ("SmithKline") pursuant to its license agreement with SmithKline. The Company also announced that upon achievement of this milestone, and in addition to the $2.0 million milestone payment, the Company has fulfilled the condition required to exercise the first of two put options.



The press release announcing achievement of the milestone is incorporated herein by reference and filed as exhibit 99.1 hereto.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(C)       Exhibits.

          99.1 The Registrant's Press Release dated June 1, 1999.

















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                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                                          ImmunoGen, Inc.
                                          (Registrant)


Date:     June 1, 1999                    /s/Kathleen A. Carroll
                                          --------------------------------------
                                          Kathleen A. Carroll
                                          Vice President, Finance and
                                            Administration, and principal
                                            financial officer










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EXHIBIT INDEX


Exhibit                                                             Sequential
Number                             Description                    Page Number(s)

99.1                     The Registrant's Press Release
                         dated June 1, 1999                             5
























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